FORM OF THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 24, 1997 (the "Amendment Effective Date"), by and among the Funds identified on Annex I hereto listed under the heading Original Funds (the "Original Funds"), the persons identified on Annex I hereto listed under the heading New Funds (the "New Funds", and, together with the Original Funds, the "Funds"), the undersigned Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (in such capacity, the "Agent") for the Banks.

         WHEREAS, the Original Funds, the Banks and the Agent have previously entered into a certain Credit Agreement, dated as of April 29, 1996 (as in effect immediately prior to the Amendment Effective Date, the "Existing Credit Agreement" and, as amended or otherwise modified hereby, the "Credit Agreement"; terms defined therein having the same respective meanings herein); and

         WHEREAS, the parties hereto wish to add the New Funds as parties to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound hereby, agree as follows:

         SECTION 1. Credit Agreement Amendments. The Existing Credit Agreement is hereby amended on and from the Amendment Effective Date by adding the New Funds as additional parties to the Credit Agreement.

         SECTION 2. Additional Notes.  Each New Fund shall deliver its
Note to the Agent for the account of each Bank (each an "Additional Note") on or before the Amendment Effective Date.

         SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied and notice thereof shall have been given by the Agent to the Trusts and the Banks.

                  3.1  The Agent shall have received:

                      3.1.1 counterparts hereof duly executed and delivered by the Trusts on behalf of the Funds and evidence of the execution of counterparts hereof by all of the Banks;

                      3.1.2 the Additional Notes duly executed and delivered on behalf of the New Funds;

                      3.1.3 with respect to each New Fund, from the applicable Trust, a certificate of its Secretary or Assistant Secretary as to:

                          a) resolutions of its board of trustees then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Additional Notes and each other Credit Document to be executed by it;

                          b) the incumbency and signatures of those of its officers or agents authorized to act with respect to this Amendment, the Additional Notes and each other Credit Document executed by it;

                          c) such Trust's valid existence as evidenced by a certificate issued by the Secretary of State of The Commonwealth of Massachusetts and appended to the relevant certificate of its Secretary or Assistant Secretary; and

                          d) the fact that the agreements delivered by the Trusts pursuant to Section 4.1.9 of the Credit Agreement constitute all such agreements between the Trusts and the Adviser,

          upon which certificates the Agent and each Bank may conclusively rely until they shall have received a further certificate from the relevant Trust canceling or amending such prior certificate;

               3.1.4 an opinion, dated the date hereof and addressed to the Agent and all Banks, from Ropes & Gray, counsel to the New Funds, substantially in the form of Exhibit 4.1(c)-1, which Colonial Trust II and Colonial Trust III expressly authorize and instruct such counsel to prepare and deliver;

               3.1.5   an initial Borrowing Base Certificate for each New Fund;

               3.1.6   a revised Allocation Notice;

               3.1.7 copies of the most recent prospectus and statement of additional information for each New Fund;

               3.1.8 a form FR U-1 of the Board of Governors of the Federal Reserve System duly executed and completed by the New Funds; and

               3.1.9 copies of each investment advisory agreement between each New Fund and the Adviser, together with all sub-advisory agreements, if any.

         SECTION 4.  Miscellaneous.

                  4.1 Except as amended hereby, the Existing Credit Agreement and each other Credit Document remains in full force and effect and each Trust hereby ratifies and confirms its respective representations,
warranties,   covenants  and  agreements  contained  in,  and obligations and liabilities  under,  the Credit  Agreement and the other Credit Documents.

                  4.2 On and from the Amendment Effective Date, reference to the Existing Credit Agreement in any Credit Document shall be deemed to include a reference to the Credit Agreement whether or not reference is made to this Amendment.

                  4.3 The Trusts shall pay or reimburse the Agent for the fees and expenses of the Agent (including reasonable Agent's counsel fees and disbursements and the allocated costs of internal counsel) incurred in connection with the transactions contemplated hereby and by any of the Credit Documents.

                  4.4 This Amendment shall be deemed to be a contract made under and governed by the laws of the State of Illinois, without regard to its principles of conflicts of laws.

                  4.5 This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single agreement.


                       [Signatures begin on the next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                             COLONIAL TRUST I ON BEHALF OF
                                             COLONIAL INCOME FUND, COLONIAL HIGH
                                             YIELD SECURITIES FUND, COLONIAL
                                             STRATEGIC INCOME FUND AND COLONIAL
                                             TAX MANAGED GROWTH FUND


                                             By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.:  (617) 345-0919
                                             Attention: Legal

                                             COLONIAL TRUST II ON BEHALF OF
                                             COLONIAL SHORT DURATION U.S.
                                             GOVERNMENT FUND, NEWPORT GREATER
                                             CHINA FUND, COLONIAL NEWPORT JAPAN
                                             FUND AND COLONIAL NEWPORT TIGER CUB
                                             FUND

                                               By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal

                                             COLONIAL  TRUST  III ON  BEHALF  OF
                                             COLONIAL    GLOBAL   EQUITY   FUND,
                                             COLONIAL   INTERNATIONAL   HORIZONS
                                             FUND,  COLONIAL  SELECT VALUE FUND,
                                             THE COLONIAL FUND,  COLONIAL GLOBAL
                                             UTILITIES FUND,  COLONIAL STRATEGIC
                                             BALANCED    FUND    AND    COLONIAL
                                             INTERNATIONAL FUND FOR GROWTH



                                             By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 345-0919
                                             Attention: Legal

                                             COLONIAL TRUST IV ON BEHALF OF
                                             COLONIAL INTERMEDIATE TAX EXEMPT
                                             FUND, COLONIAL HIGH YIELD
                                             MUNICIPAL FUND, COLONIAL UTILITIES
                                             FUND, COLONIAL TAX EXEMPT INSURED
                                             FUND AND COLONIAL
                                             TAX EXEMPT FUND


                                             By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 345-0919
                                             Attention: Legal

                                             COLONIAL   TRUST  V  ON  BEHALF  OF
                                             COLONIAL   CALIFORNIA   TAX  EXEMPT
                                             FUND,   COLONIAL   CONNECTICUT  TAX
                                             EXEMPT FUND,  COLONIAL  FLORIDA TAX
                                             EXEMPT FUND, COLONIAL MASSACHUSETTS
                                             TAX EXEMPT FUND,  COLONIAL MICHIGAN
                                             TAX EXEMPT FUND, COLONIAL MINNESOTA
                                             TAX EXEMPT FUND,  COLONIAL NEW YORK
                                             TAX  EXEMPT  FUND,  COLONIAL  NORTH
                                             CAROLINA   TAX   EXEMPT   FUND  AND
                                             COLONIAL OHIO TAX EXEMPT FUND


                                               By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 345-0919
                                             Attention: Legal

                                             COLONIAL TRUST VI ON BEHALF OF
                                             COLONIAL SMALL CAP VALUE FUND AND
                                             COLONIAL U.S. STOCK FUND


                                               By:_____________________________
                                             Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 772-3148
                                             Attention: Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 345-0919
                                             Attention: Legal

                                             COLONIAL TRUST VII ON BEHALF OF
                                             COLONIAL NEWPORT TIGER FUND



                                              By:_____________________________
                                           Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621
                                             Facsimile No.: (617) 345-0919
                                             Attention: Legal

                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Agent




                                             By:______________________________
                                             Title:___________________________


                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION


                                             By:______________________________
                                             Title:___________________________


                                             ABN AMRO BANK N.V., NEW YORK BRANCH




                                             By:_____________________________
                                             Title:  Authorized Signature


                                             By:______________________________
                                             Title:  Authorized Signature


                                             CREDIT LYONNAIS NEW YORK BRANCH




                                             By:_______________________________
                                             Title:____________________________


                                             FLEET NATIONAL BANK




                                             By:_______________________________
                                             Title:____________________________


                                             MELLON BANK, N.A.



                                             By:_______________________________
                                             Title:____________________________

                                     ANNEX I




Original Funds

Colonial Trust I on behalf of Colonial Income Fund, Colonial High Yield Securities Fund and Colonial Strategic Income Fund

Colonial Trust II on behalf of Colonial Short Duration U.S. Government Fund

Colonial Trust III on behalf of Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Select Value Fund, The Colonial Fund, Colonial Global Utilities Fund, Colonial Strategic Balanced Fund and Colonial International Fund for Growth

Colonial Trust IV on behalf of Colonial Intermediate Tax Exempt Fund, Colonial High Yield Municipal Fund, Colonial Utilities Fund, Colonial Short Term Tax Exempt Fund, Colonial Tax Exempt Insured Fund and Colonial Tax Exempt Fund

Colonial  Trust V on behalf of Colonial  California  Tax Exempt  Fund,  Colonial
Connecticut  Tax  Exempt  Fund,  Colonial  Florida  Tax  Exempt  Fund,  Colonial
Massachusetts Tax Exempt Fund, Colonial Michigan Tax Exempt Fund, Colonial Minnesota Tax Exempt Fund, Colonial New York Tax Exempt Fund, Colonial North Carolina Tax Exempt Fund and Colonial Ohio Tax Exempt Fund

Colonial Trust VI on behalf of Colonial Small Cap Value Fund and Colonial U.S. Stock Fund

Colonial Trust VII on behalf of Colonial Newport Tiger Fund

New Funds

Colonial Trust I on behalf of Colonial Tax Managed Growth Fund

Colonial Trust II on behalf of Colonial Newport Tiger Cub Fund

Colonial Trust II on behalf of Colonial Newport Japan Fund

Colonial Trust II on behalf of Newport Greater China Fund